UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2012

Tyco International Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 28, 2012, Tyco International Ltd. (“Tyco”) and Pentair, Inc. (“Pentair”) issued a joint press release announcing entry into (i) a Merger Agreement, dated as of March 27, 2012, among Tyco, Tyco Flow Control International Ltd. (“Flow Control”), a direct wholly-owned subsidiary of Tyco, Panthro Acquisition Co. (“AcquisitionCo”), a newly formed direct wholly-owned subsidiary of Flow Control, Panthro Merger Sub, Inc., a newly formed direct wholly-owned subsidiary of AcquisitionCo, and Pentair, and (ii) a Separation and Distribution Agreement, dated as of March 27, 2012, among Tyco, Flow Control and The ADT Corporation, a newly formed indirect wholly-owned subsidiary of Tyco, a copy of which is attached as Exhibit 99.1 to this report on Form 8-K.

In connection with the announcement, Edward D. Breen, Chairman and Chief Executive Officer of Tyco, Randall J. Hogan, Chairman and Chief Executive Officer of Pentair, and John L. Stauch, Chief Financial Officer of Pentair, are jointly hosting a conference call for investors on March 28, 2012 at 8:30 a.m. Eastern Time to discuss the planned Merger and Separation.  A copy of the presentation materials to be used in connection with the conference call is attached hereto as Exhibit 99.2 to this report on Form 8- K.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction involving Flow Control and Pentair will be submitted to the shareholders of Pentair for their consideration. In connection with the proposed merger, Flow Control will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Pentair that also constitutes a prospectus of Flow Control. The definitive proxy statement/prospectus will be mailed to shareholders of Pentair. INVESTORS AND SECURITY HOLDERS OF PENTAIR ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Flow Control will file registration statements with the SEC registering Flow Control common shares to be issued in the Distribution and the Merger.  Tyco will file a proxy statement with the SEC that will be sent to the shareholders of Tyco.  Pentair will file a proxy statement/prospectus with the SEC that will be sent to the shareholders of Pentair. Investors and security holders will be able to obtain free copies of the registration statements and the proxy statement (when available) and other documents filed with the SEC by Flow Control and Tyco through the web site maintained by the SEC at www.sec.gov. Free copies of the registration statements and the proxy statement (when available) and other documents filed with the SEC can also be obtained by directing a request to Investor Relations Department, Tyco International Ltd., 9 Roszel Road, Princeton, New Jersey 08540, or from Tyco’s website, www.tyco.com, under the heading “Investor Relations” and then under the heading “SEC Filings”.  Investors and security holders may obtain copies of the documents filed with the SEC by Pentair on Pentair’s website at www.pentair.com.

Tyco, Flow Control, Pentair and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Tyco’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended September 30, 2011, which was filed with the SEC on November 16, 2011, and its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on January 13, 2012. A description of the interests of the directors and executive officers of Pentair is set forth in Pentair’s proxy statement for its 2012 annual meeting, which was filed with the SEC on March 9, 2012.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Tyco International Ltd. and Pentair, Inc.

99.2	Joint Investor Presentation of Pentair and Tyco, dated March 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 28, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ Judith A. Reinsdorf
Name: Judith A. Reinsdorf
Title: Executive Vice President and General Counsel